UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 East Belleview Avenue
Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 866 405-5012

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

As previously reported by The Western Union Company (the “Company”), in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 28, 2024, the Company entered into a delayed draw term loan credit agreement, dated as of June 25, 2024, with the lenders party thereto and Bank of America, N.A., as administrative agent (the “2024 Term Loan Agreement”). The material terms of the 2024 Term Loan Agreement are described in such Current Report and are incorporated herein by reference. The information set forth in Item 2.03 below regarding the 2024 Term Loan Agreement is incorporated herein by reference. The 2024 Term Loan Agreement will terminate upon the repayment described in Item 2.03 below, which the Company expects to occur on or about November 17, 2026. The Company will not incur any material early termination penalties in connection with such repayment and termination.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by the Company, in the Current Report on Form 8-K filed with the SEC on January 9, 2026 (the “Closing Date 8-K”), the Company entered into a delayed draw term loan credit agreement, dated as of January 9, 2026 (as amended by the First Amendment thereto, dated as of June 17, 2026, the “Term Loan Agreement”), with the lenders party thereto and Bank of America, N.A., as administrative agent. On November 10, 2026, the Company borrowed an $800,000,000 term loan (the “Term Loan”) under the Term Loan Agreement which represents a borrowing of the full committed amount thereunder, reducing commitments under the facility to zero. The material terms of the Term Loan Agreement are described in the Closing Date 8-K and the Company’s Current Report on Form 8-K filed on June 24, 2026 (the “Amendment Date 8-K”), and are incorporated herein by reference.

The Company intends to use the proceeds of the Term Loan to repay in full the $800,000,000 aggregate principal amount of term loan outstanding under the 2024 Term Loan Agreement, which term loan is scheduled to mature in December 2027. The Company expects to make such repayment on or about November 17, 2026. Upon such repayment, the 2024 Term Loan Agreement will terminate in accordance with its terms.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Term Loan Agreement, including the First Amendment thereto, copies of which were filed as Exhibit 10.1 to the Company’s Closing Date 8-K and Amendment Date 8-K, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the expected repayment of the term loan under the 2024 Term Loan Agreement and its termination. These statements are subject to risks and uncertainties, including those described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and actual results may differ materially. The Company undertakes no obligation to update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2026	THE WESTERN UNION COMPANY

	By:	/s/ Lisa A. Atkins
	Name:	Lisa A. Atkins
	Title:	Corporate Secretary